Exhibit 10.19


                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------


     FIFTH AMENDMENT (this "AMENDMENT"), dated as of February 12, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995, and a Third Amendment, dated as of May 10, 1995, and a Fourth Amendment, dated as of November 22, 1995 (as so amended, the "CREDIT AGREEMENT"), among The Ground Round, Inc. (the "FIRST BORROWER"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "SECOND BORROWER", and together with the First Borrower, the "BORROWERS"), the banks named therein (the "BANKS"), The Bank of New York, as Agent (the "Agent") and Chemical Bank, as Co-Agent.

                             PRELIMINARY STATEMENTS:

     A. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26, 1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

     B. The Borrowers have requested that the Agent and the Lenders waive the EBITDA covenant for the first quarter of fiscal year 1996.

     C. The Borrowers desire to amend the Credit Agreement to (i) permit the Borrowers to defer payment of the proceeds of certain asset sales until April 15, 1996, (ii) provide for an additional information covenant providing for bimonthly cash flow forecasts and (iii) prohibit Eurodollar Rate Advances maturing after April 15, 1996.

     D. The Lenders and the Agent are willing to grant the waiver and to amend the Credit Agreement with respect to the foregoing.

     E. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.


     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Waiver.
            ------

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Agent and the Lenders hereby waive the Borrowers'" compliance with the EBITDA covenant in


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Section 5.01(v) of the Credit Agreement for the first fiscal quarter of 1996.

SECTION 2.  Amendments to Credit Agreement.
            ------------------------------

     The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:

     (a) Section 1.01 is hereby amended by inserting the following new definition:

          "'FIFTH AMENDMENT': means the Fifth Amendment, dated as of February 12, 1996, to this Agreement".

     (b) Section 1.01 is hereby further amended by inserting the following new subsection (e) at the end of the definition of "INTEREST PERIOD":

          "(e) notwithstanding anything to the contrary above, neither Borrower may select any Interest Period that ends after April 15, 1996."

     (c) Section 2.05(b) (ii) is hereby amended by inserting the following at the end of the first sentence thereof following the second proviso:

          "PROVIDED, FURTHER, HOWEVER, that with respect to the sale of the two restaurants located at Madeira, Ohio, and Worcester, Massachusetts, respectively, the Borrowers may defer payment of Net Cash Proceeds until April 15, 1996 on which date 75% of Net Cash Proceeds of said sales shall be paid by the Borrowers to the Agent for application pursuant to this subsection, it being understood that any amount held by the Agent on the date of the Fifth Amendment pursuant to subsection
          (viii) of this Section 2.05(b) with respect to the sale of the restaurant at Madiera, Ohio shall be released to the Borrowers."

     (d) Section 2.07 is hereby amended by adding a new subsection (d) thereto to read as follows:

          "(d) AMENDMENT FEE. The Borrowers agree to pay to the Agent for the account of the Lenders which executed the Fifth Amendment, a fee in the amount of 3/8 of 1% on the amount of each such Lender's Commitment as set forth in Schedule I hereto, payable on the final principal payment date hereunder, whether at stated maturity, by acceleration or otherwise."

     (e) Section 5.01(t) is amended by adding a new subsection (xxi) thereto to read as follows:

          "(xxi) on the 15th and 30th of each calendar month, or if such date is not a Business Day, the closest immediately preceding or succeeding Business Day


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          occurring in such month, a cash flow forecast on a 60 day rolling basis for the immediately succeeding 60 day period following the date of such forecast in substantially the same form as the cash flow forecasts previously submitted to the Agent.

SECTION 3.  Conditions of Effectiveness.
            ---------------------------

     This Amendments shall become effective as of the date hereof, PROVIDED, that:

     (a) the Borrowers shall have retained a financial consultant satisfactory to the Agent and the Lenders on or before February 16, 1996, and the Borrowers agree to permit the Agent and the Lenders to discuss the Company's financial condition and operations directly with such consultant, and

         (b) the Agent shall have received counterparts of (i) this Amendment executed by the Borrowers, the Lenders and the Agent, (ii) the Consent appended hereto (the "CONSENT") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request.

SECTION 4. Representations and Warranties.
           ------------------------------

     The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder, (b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.

SECTION 5.  Reference to and Effect on the Loan Documents.
            ---------------------------------------------

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

     (b) Except as specifically amended or waived above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and Other Loan Documents; and

     (c) The execution, delivery and effectiveness of this Amendment shall not, except and expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor,


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except as provided herein, constitute a waiver of any provision of any of the
Loan Documents.

SECTION 6.  Costs and Expenses.
            ------------------

     The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the arranging, preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Emmet, Marvin & Martin, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.

SECTION 7.  Counterparts.
            ------------

     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.

SECTION 8.  Governing Law.
            -------------

     This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        THE GROUND ROUND, INC.


                                        By:
                                             -----------------------------------
                                             Name: Michael R. Jorgensen
                                             Title: Senior V.P., CFO & Treasurer


                                        GR OF MINN., INC.

                                        By:
                                             -----------------------------------
                                             Name: Michael R. Jorgensen
                                             Title: Vice President & Treasurer


                                        THE BANK OF NEW YORK,
                                           individually and as Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


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                                        CHEMICAL BANK, individually and
                                           as Co-Agent

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        BANK OF AMERICA ILLINOIS

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:









                                        NBD BANK

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:
                                             -----------------------------------
                                             Name: Alan Sidrane
                                             Title: Vice President


                                        CREDIT LYONNAIS CAYMAN ISLAND

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title: Authorized Signatory

                              CONSENT OF GUARANTORS
                          DATED AS OF FEBRUARY 12, 1996

     The undersigned, as the Guarantors referred to in the foregoing Fifth Amendment, dated as of February 12, 1996, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995, and a Third Amendment dated as of May 10, 1995, and a Fourth Amendment dated as of November 22, 1995 among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent, and Chemical Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, (i) the Guaranty and each Collateral Document in effect on the date hereof to which it is party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and each such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.

                                        GRH OF NJ, INC.

                                        By:
                                             -----------------------------------
                                             Name: Michael R. Jorgensen
                                             Title: Senior V.P., CFO & Treasurer


                                        GROUND ROUND HOLDINGS, INC.

                                        By:
                                             -----------------------------------
                                             Name: Michael R. Jorgensen
                                             Title: Vice President & Treasurer


                                        GROUND ROUND RESTAURANTS, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Michael R. Jorgensen
                                             Title:  Vice President & Treasurer







                                        G.R. GLENDLOC, INCORPORATED

                                        By:
                                             -----------------------------------
                                             Name:  Robin L. Moroz


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                                             -----------------------------------
                                             Title:  Vice President &
                                                       Assistant Secretary


                                        GROUND ROUND OF BALTIMORE, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Robin L. Moroz
                                             Title:  Vice President &
                                                       Assistant Secretary


                                        GRXR OF BEL AIR, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Robin L. Moroz
                                             Title:  Vice President &
                                                       Assistant Secretary


                                        GRXR OF FREDERICK, INC.

                                        By:
                                             -----------------------------------
                                             Name: Robin L. Moroz
                                             Title:  Vice President &
                                                       Assistant Secretary


                                        GRXR OF HAGERSTOWN, INC.

                                        By:
                                             -----------------------------------
                                             Name:  Robin L. Moroz
                                             Title:  Vice President &
                                                       Assistant Secretary